Exhibit 99.2
Jamf Appoints Ian Goodkind as Chief Financial Officer

MINNEAPOLIS – August 4, 2022 – Today, Jamf (NASDAQ: JAMF), the standard in Apple Enterprise Management, today announced it has appointed Ian Goodkind as Chief Financial Officer, effective September 1, 2022. Mr. Goodkind will succeed Jamf’s current Chief Financial Officer, Jill Putman, who is retiring from her position, effective September 1, 2022. Ms. Putman is expected to continue with the company in a non-executive capacity through March 2023 and will work closely with Mr. Goodkind to facilitate a seamless transition.
Mr. Goodkind, who currently serves as Jamf’s Chief Accounting Officer, has been with the company since 2019, leading the financial accounting, internal audit, tax and treasury functions. Prior to Jamf, Mr. Goodkind worked as the Corporate Controller and in various finance leadership roles at The Mosaic Company for over 12 years. Before The Mosaic Company, Mr. Goodkind worked in accounting at Piper Jaffray and KPMG.
“Ian has been an integral part of our leadership team as our Chief Accounting Officer, especially as we transitioned to a public company and completed a number of key acquisitions. I am confident he will thrive as Jamf’s Chief Financial Officer,” said Dean Hager, Jamf Chief Executive Officer. “Ian’s deep financial, strategic and operational expertise will be a valuable asset as we continue to deliver long-term growth and profitability.”
“I am honored and excited to take on this new role as Jamf’s Chief Financial Officer, especially as we continue to grow our value as the world’s only complete management and security solution for the Apple-first enterprise,” said Goodkind. “I thank Jill for her mentorship, which has positioned me and the entire finance and accounting team to continue driving Jamf forward.”
“I could not be more proud of what Jamf has accomplished over the years, and I am honored to have worked with such a strategic leadership team,” said Putman. “Since our IPO in 2020, Jamf has driven substantial growth, led by innovation and a relentless focus on delivering the most robust solution set to help organizations succeed with Apple. I wish Ian and the entire Jamf team continued success well into the future.”
“I am incredibly grateful to Jill for the immense contributions she has made during her time at Jamf,” said Hager. “Since joining the team in 2014, and bringing me on board, she has been instrumental to Jamf’s success, helping us drive an over 17x increase in annual recurring revenue and leading us through our IPO in 2020. I know Jill will be a friend of Jamf for life.”

Second Quarter 2022 Financial Results
Jamf is scheduled to report second quarter 2022 financial results for the period ended June 30, 2022, following the close of the market on Thursday, August 4, 2022. Information on the second quarter results and associated conference call can be found on the company’s website at https://ir.jamf.com. Both Mr. Goodkind and Ms. Putman will participate in the conference call.
Please note that Jamf uses its https://ir.jamf.com website as a means of disclosing material non-public information, announcing upcoming investor conferences and for complying with its disclosure obligations under Regulation FD. Accordingly, you should monitor our investor relations website in addition to following our press releases, SEC filings and public conference calls and webcasts.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding our financial outlook and market positioning. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business and include statements regarding our future financial and operating performance (including our financial outlook for future reporting periods). You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely,” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected, including, among others: the impact on our operations from macroeconomic and market conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, currency fluctuations, challenges in the supply chain and the effects of the ongoing COVID-19 pandemic; the potential impact of customer dissatisfaction with Apple or other negative events affecting Apple services and devices, and failure of enterprises to adopt Apple products; the potentially adverse impact of changes in features and functionality by Apple on our engineering focus or product development efforts; changes in our continued relationship with Apple; the fact that we are not party to any exclusive agreements or arrangements with Apple; our reliance, in part, on channel partners for the sale and distribution of our products; our ability to successfully develop new products or materially enhance current products through our research and development efforts; our ability to continue to attract new customers; our ability to retain our current customers; our ability to sell additional functionality to our current customers; our ability to correctly estimate market opportunity and forecast market growth; risks associated with failing to continue our recent growth rates; our dependence on one of our products for a substantial portion of our revenue; our ability to scale our business and manage our expenses; our ability to change our pricing models, if necessary to compete successfully; the impact of delays or outages of our cloud services from any disruptions, capacity limitations or interferences of third-party data centers that host our cloud services, including Amazon Web Services; our ability to meet service-level commitments under our subscription agreements; our ability to maintain, enhance and protect our brand; our ability to maintain our corporate culture; the ability of Jamf Nation to thrive and grow as we expand our business; the potential impact of inaccurate, incomplete or misleading content that is posted on Jamf Nation; our ability to offer high-quality support; risks and uncertainties associated with acquisitions and divestitures (such as our acquisition of Wandera); our ability to predict and respond to rapidly evolving technological trends and our customers' changing needs; our ability to compete with existing and new companies; the impact of adverse general and industry-specific economic and market conditions; the impact of reductions in IT spending; our ability to attract and retain highly qualified personnel; risks associated with competitive challenges faced by our customers; the impact of our often long and unpredictable sales cycle; the risks associated with sales to new and existing enterprise customers; our ability to develop and expand our marketing and sales capabilities; the risks associated with free trials and other inbound, lead-generation sales strategies; the risks associated with indemnity provisions in our contracts; our management team’s limited experience managing a public company; risks associated with cyber-security events; the impact of real or perceived errors, failures or bugs in our products; the impact of general disruptions to data transmission; risks associated with stringent and changing privacy laws, regulations and standards, and information security policies and contractual obligations related to data privacy and security; the risks associated with intellectual property infringement claims; our reliance on third-party software and intellectual property licenses; our ability to protect our intellectual property and proprietary rights; the risks associated with our use of open source software in our products; risks associated with our indebtedness; and risks associated with global events (such as Russia’s invasion of Ukraine and related sanctions).
Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission. Given these factors, as well as other variables that may affect our operating results, you should not rely on forward-looking statements, assume that past financial performance will be a reliable indicator of future performance, or use historical trends to anticipate results or trends in future periods. The forward-looking statements included in this press release relate only to events as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

About Jamf
Jamf, the standard in Apple Enterprise Management, extends the legendary Apple experience people love to businesses, schools and government organizations through its software and the world’s largest online community of IT admins focused exclusively on Apple, Jamf Nation. To learn more, visit: www.jamf.com.

Investor Contact
Jennifer Gaumond
ir@jamf.com

Media Contact
Rachel Nauen
media@jamf.com